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                                                                    Exhibit 23.2

Evers & Company, Ltd.
Certified Public Accountants

INDEPENDENT AUDITOR'S CONSENT


We consent to the use in this Amendment No. 3 Registration Statement to Form 10 of MedAire, Inc. of our report, dated March 4, 2003 appearing in the Registration Statement.



/s/ Evers & Company, Ltd.


Phoenix, Arizona
February 1, 2006